UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 21, 2011, DreamWorks Animation SKG, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the Amended and Restated 2008 Omnibus Incentive Compensation Plan (the “Amended Plan”). The Company’s Board of Directors had previously adopted the Amended Plan, subject to stockholder approval. For a description of the Amended Plan, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 9, 2011. A copy of the Amended Plan was attached as Annex A to the Proxy Statement.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2011, DreamWorks Animation SKG, Inc. (the “Company”) held its Annual Meeting of Stockholders. The agenda items for such meeting are shown below along with the vote of the Company’s Class A and Class B common stock, voting together as a single class, with respect to such agenda items.

1.	Election of 10 directors to serve for the ensuing year or until their successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Jeffrey Katzenberg	205,014,012	16,313,308	6,195,483
Roger A. Enrico	220,567,650	759,670	6,195,483
Lewis W. Coleman	217,678,564	3,648,756	6,195,483
Harry Brittenham	220,629,394	697,926	6,195,483
Thomas Freston	204,640,172	16,687,148	6,195,483
Judson C. Green	220,899,114	428,206	6,195,483
Mellody Hobson	213,321,248	8,006,072	6,195,483
Michael J. Montgomery	220,899,114	427,594	6,195,483
Nathan Myhrvold	214,610,360	6,716,960	6,195,483
Richard Sherman	216,824,727	4,502,593	6,195,483

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2011.

Number of Votes
Votes for	227,427,502
Votes against	55,718
Votes abstained	39,583

3.	Approval of the adoption of the Amended and Restated 2008 Omnibus Incentive Compensation Plan.

Number of Votes
Votes for	183,342,876
Votes against	36,235,921
Votes abstained	1,748,523
Broker non-votes	6,195,483

4.	An advisory vote on executive compensation.

Number of Votes
Votes for	217,477,436
Votes against	2,069,541
Votes abstained	1,780,343
Broker non-votes	6,195,483

5.	An advisory vote on the frequency of future advisory votes on executive compensation.

Number of Votes
Votes for 1 YEAR	201,778,945
Votes for 2 YEARS	22,858
Votes for 3 YEARS	17,720,525
Votes abstained	1,804,992
Broker non-votes	6,195,483

In accordance with the voting results on this item, the Company has determined to hold an advisory vote on executive compensation every year until the next stockholder vote on the frequency of stockholder votes on the compensation of executives. A stockholder vote on the frequency of stockholder votes on the compensation of executives is required to be held at least once every six years.

ITEM 9.01.	Financial Statements and Exhibits.

    (d) Exhibits:

Exhibit No.	Description
99.1	Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.44 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: April 26, 2011	By:	/s/ LEWIS W. COLEMAN
Lewis W. Coleman
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.44 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).

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